Annual Report
                               DIVERSIFIED
                               SMALL-CAP
                               GROWTH FUND

                               -----------------
                               DECEMBER 31, 1999
                               -----------------



[LOGO OF T. ROWE PRICE]

  REPORT HIGHLIGHTS
  ------------------------------------------------------------------------------
  Diversified Small-Cap Growth Fund

 . The market posted a strong advance for 1999, although returns were concentrated in technology.

 . Within the Russell 2000 Index, companies with losses sharply outperformed those that were profitable.

 . The fund's returns exceeded 20% for both the second half and year, but lagged benchmarks due to our emphasis on such fundamentals as earnings growth.

 . Portfolio holdings continued to have strong fundamentals, as measured by consistently rising earnings estimates.

 . Despite the concentration of market returns, we remain committed to a well-diversified portfolio of emerging growth companies.





UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

A powerful fourth quarter advance, led by surging technology stocks, carried the stock market to record highs at the end of the year. The Standard & Poor's 500 Stock Index gained more than 20% for an unprecedented fifth straight year, and the Russell 2000, a broad measure of small-cap stock performance, edged past the S&P 500 in the closing moments of the year. Robust economic growth, stronger-than-expected corporate profits, benign inflation, and consumer confidence created a positive investment climate.

Although the bull market finally broadened enough to benefit the small-company sector, the average small-cap stock underperformed the broad indices by a substantial margin for the sixth year in a row. Within the small-cap sector, the advance was led by a relatively narrow group of technology and biotech stocks.


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 12/31/99                              6 Months        12 Months
--------------------------------------------------------------------------------
Diversified Small-Cap
Growth Fund                                          24.65%           27.69%
Russell 2000 Growth Index                            26.83            43.09
Lipper Small Cap Fund Index                          29.71            41.93


Against this backdrop, your fund posted strong returns of 24.65% for the six months and 27.69% for the full year. These were slightly behind our benchmarks for the second half but trailed by a larger amount for the full year. Our disciplined approach to stock selection, which focuses on fundamentals such as earnings growth, meant that we tended to avoid the high-flying Internet stocks. The performance gap for the year reflected the fund's lower technology weighting in the first half, which we later increased. Overall, our strategy was not in sync with the speculative tenor of last year's market activity.

MARKET ENVIRONMENT

Chalking up a fourth consecutive year of growth over 4%, the U.S. economy was much stronger in 1999 than most economists predicted and created a strong underpinning for continued stock market gains. In fact, the economy is entering its tenth year of growth, an all-time record. Corporate profits also continue to exceed forecasts despite the drag from weaker overseas economies. Unemployment remained at record lows, inflation at a low 2%, and consumer confidence at record highs. The only negative was the steady rise in interest rates, as the Federal Reserve hiked the federal funds rate three times to forestall higher inflation. As a result, the bond market suffered its worst year since 1994, but stocks shrugged off the increase in rates.

Stock prices declined in the third quarter but rallied powerfully late in the year. The advance, however, was narrow, with technology stocks and a small group of large-cap blue chips the only real winners. Only seven stocks accounted for half of the S&P 500's gain. Tech stocks accounted for nearly 70% of the gain in the S&P 500 and only slightly less of the increase in the Russell 2000. Many tech and Internet stocks posted triple-digit returns. Without technology, the S&P 500 would have gained only 3.1% (Leuthold Group data).

-----------------------
SMALL-CAP STOCK RETURNS
--------------------------------------------------------------------------------

Periods Ended 12/31/99                    6 Months        12 Months
--------------------------------------------------------------------------------
Russell 2000 Index                         10.96%           21.26%
Russell 2000 Growth Index                  26.83            43.09
Russell 2000 Value Index                   -6.41            -1.49

Within the small-cap sector, an enormous gap developed between growth and value stocks -- the largest spread ever recorded. Investor attitudes strongly favored high-risk, high-expectation stocks, while ignoring many companies with excellent earnings growth that happened to operate far from the technology-driven "new economy." As a result, value issues actually declined, as shown in the table.

PORTFOLIO AND STRATEGY REVIEW

While our overall investment strategy remained more conservative than that of many small-cap growth funds, we raised our target growth rate for stock selection purposes. As a result, almost 50% of the portfolio was invested in technology, computer software and services, and telecommunications at year-end. Among the industry groups with higher weightings at year-end than at midyear were computer software (our largest industry holding), semiconductors and components (second largest), networking and telecom equipment, computer hardware, e-commerce, and telecom services. Sector diversification at year-end and midyear is shown in a table following this letter.

For the most part, sectors related to technology also generated the best performance for the fund. Top performers included Liberate Technologies (Internet software), QLogic (computer connectivity), Proxim (wireless networking), and, in the business services area, Emmis Communications (radio and TV broadcaster).

As we increased exposure to technology and telecom-related sectors, we trimmed some other allocations such as miscellaneous business services, media and advertising, hard goods retailers, and health care services. Retail, health care, and business services generally had negative returns. Among our holdings that hurt results were Consolidated Graphics, a consolidator in the commercial printing business that missed earnings estimates, Pediatrix Medical Group, a physician management group with weak earnings that we eliminated early in the year, and Engineering Animation, a software company that had lower growth than expected.

OUTLOOK

We do not expect the huge spread between growth and value stocks to continue. There were many signs of speculative excess in last year's market, particularly the emergence of risk-insensitive investors and the huge number of initial public offerings, which deteriorated in quality as the months wore on. We expect that ultimately stock returns and company fundamentals, such as earnings, will again become closely linked and that valuations will matter. Valuations in the small-cap

-------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
                                     Diversified
                                       Small-Cap
As of 12/31/99                       Growth Fund             S&P 500
--------------------------------------------------------------------------------
Market Cap (Investment-
Weighted Median)                    $1.3 billion       $92.9 billion
Earnings Growth Rate
Estimated Next 5 Years*                    25.0%               13.9%
P/E Ratio (Based on Next 12
Months' Estimated Earnings)                31.0X               28.1X

* Forecasts are based on T. Rowe Price research and are in no way an indication of future investment returns.

growth market vary widely, but overall the sector is still at the low end of its historical relative valuation range even though technology is at the top of its range.

We believe that market leadership will broaden this year to include areas left behind in 1999. The fund's diversified approach to small-cap investing should provide some downside protection while ensuring that investors are exposed to all the sectors of this part of the market.



Respectfully submitted,


/s/ Richard T. Whitney

Richard T. Whitney
President and Chairman of the Investment Advisory Committee

January 27, 2000

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                     Percent of
                                                                     Net Assets
                                                                      12/31/99
--------------------------------------------------------------------------------
Proxim                                                                   1.0%
Rsa Security                                                             1.0
Emmis Broadcasting                                                       1.0
QRS                                                                      1.0
Liberate Technologies                                                    0.9
--------------------------------------------------------------------------------
QLogic                                                                   0.9
USinternetworking                                                        0.8
Cox Radio                                                                0.7
CDW Computer Centers                                                     0.7
Novellus Systems                                                         0.7
--------------------------------------------------------------------------------
Micrel                                                                   0.7
Burr Brown                                                               0.7
Lattice Semiconductor                                                    0.7
Arbor Software                                                           0.7
Peregrine Systems                                                        0.7
--------------------------------------------------------------------------------
Kopin                                                                    0.7
USWeb                                                                    0.6
InfoUSA                                                                  0.6
InterVoice                                                               0.6
Imax                                                                     0.6
--------------------------------------------------------------------------------
Semtech                                                                  0.6
Dollar Tree Stores                                                       0.6
Affiliated Managers Group                                                0.6
National Instruments                                                     0.6
Gilat Satellite Networks                                                 0.6
--------------------------------------------------------------------------------
Total                                                                   18.3%

Note: Table excludes reserves.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION
Twenty-Five Largest Industries
                                                        Percent of   Percent of
                                                        Net Assets   Net Assets
                                                         6/30/99      12/31/99
--------------------------------------------------------------------------------
Computer Software                                          8.6%         12.3%
Semiconductors                                             7.4          11.2
Miscellaneous Business Services                            8.9           6.9
Media and Advertising                                      6.0           5.5
Networking and Telecom Equipment                           2.9           5.5
--------------------------------------------------------------------------------
Computer Hardware                                          4.6           5.1
E-Commerce                                                 2.7           4.3
Computer Services                                          5.9           4.1
Hard Goods Retailers                                       5.0           3.6
Telecom Services                                           2.3           3.2
--------------------------------------------------------------------------------
Health Care Services                                       4.2           2.5
Consumer Nondurables                                       2.9           2.2
Pharmaceuticals                                            2.3           2.2
Medical Instruments and Devices                            2.4           2.2
Financial Services                                         2.4           2.2
--------------------------------------------------------------------------------
Consumer Services                                          2.6           2.0
Entertainment                                              3.3           1.8
Distribution                                               3.0           1.6
Soft Goods Retailers                                       2.1           1.6
Biotechnology                                              1.7           1.6
--------------------------------------------------------------------------------
Restaurants                                                2.0           1.5
Machinery                                                  0.3           1.3
Transportation                                             2.1           1.1
Engineering and Construction                               1.7           1.1
Energy Services                                            0.9           1.1
--------------------------------------------------------------------------------
Total                                                     88.2%         87.7%

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                                    [GRAPH]

DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------

          Russell 2000 Growth    Lipper Small Cap Index      DSG Growth
          -------------------    ----------------------      ----------
 6/30/97        10,000                  10,000                 10,000
12/31/97        10,734                  10,852                 10,710
12/31/98        10,866                  10,760                 11,094
12/31/99        15,548                  15,271                 14,167



------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


                                                          Since      Inception
Periods Ended 12/31/99                      1 Year    Inception           Date
--------------------------------------------------------------------------------

Diversified Small-Cap Growth Fund           27.69%       14.93%        6/30/97

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------

--------------------
FINANCIAL HIGHLIGHTS                                    For a share outstanding throughout each period
-------------------------------------------------------------------------------------------------------

                                                            Year                                6/30/97
                                                          Ended                                 Through
                                                       12/31/99             12/31/98           12/31/97
NET ASSET VALUE
Beginning of period                               $       11.05        $       10.70      $       10.00
Investment activities
  Net investment income (loss)                            (0.11)*              (0.09)*            (0.03)*
  Net realized and unrealized gain (loss)                  3.17                 0.46               0.74++
  Total from investment activities                         3.06                 0.37               0.71
Distributions
   Net realized gain                                          -                (0.03)             (0.01)
Redemption fees added to paid-in-capital                      -                 0.01                  -

NET ASSET VALUE
End of period                                     $       14.11        $       11.05      $       10.70
                                                  -----------------------------------------------------

Ratios/Supplemental Data
Total return(R)                                           27.69%*               3.58%*             7.10%*
Ratio of total expenses
to average net assets                                      1.25%*               1.25%*             1.25%+*
Ratio of net investment income (loss)
to average net assets                                     (0.99)%*             (0.83)%*           (0.67)%+*
Portfolio turnover rate                                    49.4%                39.8%              13.4%
Net assets, end of period
(in thousands)                                    $       74,804       $       70,444     $       72,071

 .    Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/00.

+    Annualized

++ The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchanges Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of the fund's shares in relation to fluctuating market values for the investment portfolio.

   The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------
                                                             December 31, 1999
-----------------------
STATEMENT OF NET ASSETS                               Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands

COMMON STOCKS 95.1%

FINANCIAL  4.2%

Bank and Trust  1.0%
City National                                              7,100   $       234
Commerce Bancorp                                           6,201           251
Community First Bankshares                                11,800           185
TeleBanc Financial *                                       4,400           114
                                                                   -------------
                                                                           784
                                                                   -------------
Insurance  1.0%
Advance Paradiam *                                         9,100           196
E.W. Blanch                                                3,100           190
Protective Life                                            3,700           118
Radian Group                                               5,499           262
                                                                   -------------
                                                                           766
                                                                   -------------
Financial Services  2.2%
Affiliated Managers Group *                               11,000           445
AmeriCredit *                                             11,900           220
DLJdirect *                                                1,500            20
First Sierra Financial *                                   9,000           154
Heller Financial                                           1,061            21
Investment Technology Group                                5,000           144
Legg Mason                                                 3,832           139
Nationwide Financial Services (Class A)                    3,800           106
Waddell & Reed Financial (Class A)                        14,100           382
                                                                   -------------
                                                                         1,631
                                                                   -------------
Total Financial                                                          3,181
                                                                   -------------

TECHNOLOGY  38.4%

Semiconductors  11.2%
Advanced Energy Industries *                               5,100           251
American Xtal Technology *                                 8,400           146
Amphenol *                                                 1,600           106
Artesyn Technologies *                                     5,800           122
ATMI *                                                     6,700           221
Benchmark Electronics *                                    3,600            83
Burr Brown *                                              14,325           517
Cognex *                                                   6,300           245

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------


                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands

Cohu                                                       9,900   $       305
CTS                                                        2,800           211
Cymer *                                                    5,100           235
Dallas Semiconductor                                       6,600           425
DII Group *                                                1,900           135
Dionex *                                                   4,800           198
Etec Systems *                                             5,500           247
Globespan Semiconductor *                                  3,200           208
Lattice Semiconductor *                                   10,700           507
Maxim Integrated Products *                                4,800           226
Micrel *                                                   9,200           524
Microchip Technology *                                     5,800           398
Novellus Systems *                                         4,400           539
Plexus *                                                   7,200           319
PMC-Sierra *                                               1,600           256
QLogic *                                                   4,100           656
S3 *                                                      15,000           173
Semtech *                                                  8,600           448
Transwitch *                                               5,500           399
Vitesse Semiconductor *                                    5,000           262
                                                                   -------------
                                                                         8,362
                                                                   -------------
Computer Hardware  5.1%
Activision *                                              12,400           191
American Power Conversion *                                5,000           132
Apex *                                                     2,400            78
C-Cube Microsystems *                                      3,100           194
Cybex Computer Products *                                 10,050           411
Electronics For Imaging *                                  3,100           182
KEMET *                                                    6,100           275
Kopin *                                                   11,600           493
Mercury Computer Systems *                                 8,400           291
MIPS Technologies *                                        4,400           229
Pinnacle *                                                 8,400           340
Sanmina *                                                  2,500           249
SCI Systems *                                              2,400           197
Symbol Technologies                                        5,525           351
Teradyne *                                                 3,600           238
                                                                   -------------
                                                                         3,851
                                                                   -------------

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------


                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands

Computer Software  12.3%
Actuate *                                                  7,400   $       317
Arbor Software *                                          11,400           496
Ardent Software *                                          7,400           287
AVT *                                                      7,700           362
Citrix Systems *                                           2,500           308
Clarify *                                                  2,500           317
Cognos *                                                   6,600           302
Dendrite International *                                   5,150           174
Electronic Arts *                                          1,600           135
Factset Research Systems                                   4,700           374
Great Plains Software *                                    4,000           299
Infocure *                                                 7,000           219
Intervu *                                                    700            73
Intuit *                                                   6,900           413
ISS Group *                                                6,000           426
Legato Systems *                                           4,900           337
Macromedia *                                               5,700           417
Mercury Interactive *                                      3,900           421
Micromuse *                                                1,400           238
National Instruments *                                    11,550           444
Network Associates *                                       5,400           144
Peregrine Systems *                                        5,900           496
Remedy *                                                   5,400           257
Rsa Security *                                            10,000           775
Symantec *                                                 6,800           399
Synopsys *                                                 3,300           220
TSI International Software *                               1,800           102
Verity *                                                   3,700           157
Wind River Systems *                                       7,800           286
                                                                   -------------
                                                                         9,195
                                                                   -------------
Networking and Telecom Equipment  5.5%
Alpha Industries *                                         3,600           206
Andrew *                                                   6,900           131
Black Box *                                                5,800           389
Carrier Access *                                           3,900           265
Comverse Technology *                                      1,300           188
Concord Communications                                     5,400           241

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------


                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands

Inter-Tel                                                 12,700   $       317
Polycom *                                                  6,800           434
Powerwave Technologies *                                   5,000           292
Proxim *                                                   7,000           780
Spectrian *                                               10,800           304
Time Warner Telecom (Class A) *                            7,200           358
Xircom *                                                   2,700           203
                                                                   -------------
                                                                         4,108
                                                                   -------------
E-Commerce  4.3%
1-800-FLOWERS.com *                                        8,200            88
Beyond.com *                                              12,600            98
Liberate Technologies *                                    2,700           693
Netopia *                                                  3,500           191
Pegasus Systems *                                          5,400           325
Preview Travel *                                           1,000            52
PSiNet *                                                   2,600           161
Sterling Commerce *                                        2,406            82
USinternetworking *                                        8,850           618
USWeb *                                                   10,550           469
WebTrends *                                                5,400           436
                                                                   -------------
                                                                         3,213
                                                                   -------------
Total Technology                                                        28,729
                                                                   -------------

ENERGY  1.7%

Energy Services  1.1%
BJ Services *                                              6,200           259
Maverick Tube *                                            5,700           140
Oceaneering International *                                9,300           139
Smith International *                                      2,000           100
UTI Energy *                                               8,200           189
                                                                   -------------
                                                                           827
                                                                   -------------
Exploration and Production  0.6%
Barrett Resources *                                        4,000           118
Cal Dive International *                                   4,600           152
Noble Affiliates                                           7,100           152
                                                                   -------------
                                                                           422
                                                                   -------------
Total Energy                                                             1,249
                                                                   -------------

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------



                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands

BASIC MATERIALS  0.6%

Miscellaneous Materials  0.6%
Gilat Satellite Networks *                                 3,700   $       439
                                                                   -------------
Total Basic Materials                                                      439
                                                                   -------------

CONSUMER  13.2%

Restaurants  1.5%
Applebee's                                                 7,500           221
Brinker *                                                  6,600           158
CEC Entertainment *                                        2,100            59
Outback Steakhouse *                                       5,450           142
PF Chang's China Bistro *                                  4,100           103
Papa John's *                                              6,200           162
Rare Hospitality International *                           4,500            98
Sonic *                                                    5,700           161
                                                                   -------------
                                                                         1,104
                                                                   -------------
Entertainment  1.8%
Imax *                                                    16,700           458
Jakks Pacific *                                            9,900           185
Network Event Theater *                                    2,500            74
Premier Parks *                                            8,000           231
SFX Entertainment (Class A) *                              5,800           210
Steinway Musical Instruments *                             8,400           170
                                                                   -------------
                                                                         1,328
                                                                   -------------
Food and Beverages  0.5%
Ben & Jerry's *                                            3,300            81
Hain Food Group *                                          8,400           188
Smithfield Foods *                                         6,000           144
                                                                   -------------
                                                                           413
                                                                   -------------
Consumer Services  2.0%
Apollo Group (Class A) *                                   9,550           191
Avis Rent A Car *                                          5,500           140
Bright Horizons Family Solution *                          8,900           166
Devry *                                                    6,100           114
ITT Educational Service *                                  9,800           151
Learning Tree International *                             12,400           347

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------



                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands

Metris                                                     4,700   $       168
Sunterra *                                                17,200           198
                                                                   -------------
                                                                         1,475
                                                                   -------------
Consumer Nondurables  2.2%
Chattem *                                                  5,500           103
Fossil *                                                   8,000           185
Kenneth Cole Productions (Class A) *                       5,700           261
Linens `n Things *                                         5,400           160
Mohawk Industries *                                       12,700           335
Quicksilver *                                             11,650           181
Rayovac *                                                  6,000           113
Topps *                                                   13,700           142
Wesley Jessen VisionCare *                                 5,500           208
                                                                   -------------
                                                                         1,688
                                                                   -------------
Hard Goods Retailers  3.6%
Barnes & Noble *                                           4,500            93
CDW Computer Centers *                                     6,900           542
Cost Plus *                                                6,550           233
Dollar Tree Stores *                                       9,225           447
Duane Reade *                                             10,700           295
Insight Enterprises *                                      2,450            99
O'Reilly Automotive *                                     13,200           287
Tweeter Home Entertainment Group *                         7,900           279
Whole Foods Market *                                       3,600           166
Wild Oats Markets *                                        5,100           113
Williams-Sonoma *                                          2,300           106
                                                                   -------------
                                                                         2,660
                                                                   -------------
Soft Goods Retailers  1.6%
Bed Bath & Beyond *                                        4,300           149
Buckle *                                                   1,500            22
Family Dollar Stores                                       5,200            85
Men's Wearhouse *                                          9,700           286
Neiman Marcus Group *                                      8,100           226
Pacific Sunwear *                                          9,150           291
Ross Stores                                                7,400           134
                                                                   -------------
                                                                         1,193
                                                                   -------------
Total Consumer                                                           9,861
                                                                   -------------

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------



                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands

INDUSTRIAL  2.8%

Aerospace and Defense  0.3%
Orbital Sciences *                                         7,300   $       135
Triumph Group *                                            5,000           121
                                                                   -------------
                                                                           256
                                                                   -------------
Machinery  1.3%
Applied Science & Technology *                             9,300           311
Asyst Technologies *                                       5,200           341
Pentair                                                    2,700           104
Terex *                                                    7,500           208
                                                                   -------------
                                                                           964
                                                                   -------------
Specialty Chemicals  0.4%
Macdermid                                                  6,300           259
                                                                   -------------
                                                                           259
                                                                   -------------
Auto Related  0.6%
Gentex *                                                  10,900           304
Group One Automotive *                                     8,400           117
                                                                   -------------
                                                                           421
                                                                   -------------
Building Products  0.2%
Simpson Manufacturing *                                    4,000           175
                                                                   -------------
                                                                           175
                                                                   -------------
Total Industrial                                                         2,075
                                                                   -------------

HEALTH CARE  9.3%

Pharmaceuticals  2.2%
Andrx *                                                    4,500           189
Forest Laboratories *                                      3,200           197
Jones Pharma                                               9,600           417
K-V Pharmaceutical *                                       3,900            86
Shire Pharmaceuticals ADR *                               13,662           395
Theragenics *                                             16,600           150
Watson Pharmaceuticals *                                   6,300           226
                                                                   -------------
                                                                         1,660
                                                                   -------------
Biotechnology  1.6%
Biogen *                                                   1,000            84
Inhale Therapeutic Systems *                               8,500           362

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------


                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands

Liposome *                                                 8,400   $       102
Medco Research *                                           9,400           283
Serologicals *                                            18,000           110
Techne *                                                   4,500           248
                                                                   -------------
                                                                         1,189
                                                                   -------------
Health Care Services  2.5%
Express Scripts (Class A) *                                2,400           154
First Consulting Group *                                   6,051            93
First Health Group *                                       5,300           143
Lincare *                                                  8,800           306
Medquist *                                                 9,400           242
Omnicare                                                  22,600           271
Renal Care Group *                                         8,900           209
TLC Laser Eye Centers *                                    4,300            57
Universal Health Services *                                6,100           220
Ventana Medical Systems *                                  3,000            75
Veterinary Centers of America *                            6,100            79
                                                                   -------------
                                                                         1,849
                                                                   -------------
Medical Equipment  0.8%
Dentsply International                                     6,600           156
Uniphase *                                                 1,800           291
VISX *                                                     2,900           150
                                                                   -------------
                                                                           597
                                                                   -------------
Medical Instruments and Devices  2.2%
Cytyc *                                                    5,400           330
Hanger Orthopedic Group *                                  6,400            64
Mentor                                                    13,800           358
Molecular Devices *                                        2,100           109
Priority Healthcare (Class B) *                            6,600           191
PSS World Medical *                                       10,275            98
ResMed *                                                   3,600           150
Sybron International *                                     6,500           161
Xceed *                                                    4,200           174
                                                                   -------------
                                                                         1,635
                                                                   -------------
Total Health Care                                                        6,930
                                                                   -------------

BUSINESS SERVICES  24.9%
Environmental  0.6%
Casella Waste Systems (Class A) *                         14,700           278

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------


                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands

Catalytica *                                              13,000   $       177
                                                                   -------------
                                                                           455
                                                                   -------------
Miscellaneous Business Services  6.9%
CIBER *                                                    5,300           146
Commscope *                                                4,300           173
Consolidated Graphics *                                    7,800           117
CORT Business Services *                                   8,100           141
F. Y. I. *                                                 5,600           191
Fair, Issac and Company                                    4,800           254
G & K Services                                             3,100            99
Global Imaging Systems *                                   7,100            87
InfoUSA *                                                 33,100           462
Keane *                                                    3,800           121
Lason *                                                    3,600            39
Mastech *                                                  9,300           230
META Group *                                              12,800           245
Metamor Worldwide *                                        5,900           172
Modis Professional Services *                             20,200           288
National Computer Systems                                  6,400           240
Navigant Consulting *                                      3,000            33
NCO Group *                                                9,800           292
Power Integrations *                                       4,700           223
Prepaid Legal Services *                                   5,800           139
Professional Staff ADR *                                  16,000            91
Profit Recovery Group International *                      4,300           114
Quanta Services *                                          7,900           223
Rent Way *                                                 6,300           118
Romac International *                                      4,200            57
Visual Networks *                                          3,500           277
Whittman-Hart *                                            2,700           145
Zebra Technologies (Class B) *                             7,200           418
                                                                   -------------
                                                                         5,135
                                                                   -------------
Distribution  1.6%
Jack Henry & Associates                                    5,900           311
MSC *                                                      6,300            83
Patterson Dental *                                         4,950           211
SCP Pool *                                                 2,600            68
Tech Data *                                                5,900           160
U.S. Foodservice *                                        10,800           181

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------


                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands

Watsco (Class A)                                          17,750   $       205
                                                                   -------------
                                                                         1,219
                                                                   -------------
Transportation  1.1%
Alaska Air Group *                                         3,600           126
C.H. Robinson Worldwide                                    1,800            72
Eagle USA Air Freight *                                    1,700            74
Mesaba Holdings *                                         13,200           154
Swift Transportation *                                    12,075           213
USFreightways                                              4,500           214
                                                                   -------------
                                                                           853
                                                                   -------------
Telecom Services  3.2%
AT & T (Class B) *                                         5,200           209
Caprock Communications *                                   4,500           146
Crown Castle International *                              12,000           385
ICG Communications *                                       9,000           169
InterVoice *                                              19,700           459
ITC Deltacom *                                             9,500           262
Northeast Optic Network *                                  1,000            63
Pinnacle Holdings *                                        4,300           184
Radiant Systems *                                          1,400            56
U. S. Cellular *                                           3,500           353
USA Networks *                                             2,000           110
                                                                   -------------
                                                                         2,396
                                                                   -------------
Computer Services  4.1%
Acxiom *                                                   1,700            41
Affiliated Computer Services (Class A) *                   5,500           253
American Management Systems *                              5,700           178
BISYS Group *                                              5,800           378
Cognizant Technology Solutions *                           1,400           153
Digital River *                                            5,300           177
Inspire Insurance Solutions *                             16,200            76
MicroStrategy (Class A) *                                    300            63
National Data                                              4,500           153
NOVA *                                                    10,796           341
QRS *                                                      6,800           716
SunGard Data Systems *                                     5,200           123
Sykes Enterprises *                                        9,300           408
                                                                   -------------
                                                                         3,060
                                                                   -------------
Media and Advertising  5.5%
A.C. Nielson *                                             7,200           177

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------


                                                Shares/Par         Value
--------------------------------------------------------------------------------
                                                            In thousands

American Tower Systems (Class A) *                  11,000   $       336
Catalina Marketing *                                 2,800           324
Cox Radio (Class A) *                                5,500           549
Emmis Broadcasting (Class A) *                       6,000           748
Getty Images *                                       3,300           162
Harte-Hanks                                          8,800           191
Hispanic Broadcasting *                              2,000           184
Lamar Advertising *                                  1,800           109
Macrovision *                                        3,400           251
Pegasus Communications *                             2,100           203
Price Communications *                               2,500            70
TMP Worldwide *                                      1,600           227
Univision Communications *                             600            61
Young Broadcasting (Class A)                         4,600           235
Zomax Optical Media *                                6,300           285
                                                             -----------
                                                                   4,112
                                                             -----------
Real Esate Services  0.8%
Apartment Investment & Management, REIT              8,012           319
Catellus Development *                              10,800           139
Costar Group *                                       3,500           125
                                                             -----------
                                                                     583
                                                             -----------
Engineering and Construction  1.1%
Dycom Industries *                                   6,950           306
Insituform Technologies (Class A) *                  8,000           224
NCI Building Systems *                               4,200            78
Tetra Tech *                                        15,406           238
                                                             -----------
                                                                     846
                                                             -----------
Total Business Services                                           18,659
                                                             -----------
Total Common Stocks (Cost  $50,447)                               71,123
                                                             -----------
SHORT-TERM INVESTMENTS  4.4%

Money Market Funds  4.3%
Reserve Investment Fund, 6.16% #                 3,267,476         3,267
                                                             -----------
                                                                   3,267
                                                             -----------
U.S. Government Obligations  0.1%
U.S. Treasury Bills, 5.145%, 3/30/00        $       75,000            74
                                                             -----------
                                                                      74
                                                             -----------
Total Short-Term Investments (Cost  $3,341)                        3,341
                                                             -----------

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------

                                                                                      Value
                                                                               In thousands
--------------------------------------------------------------------------------------------
Total Investments in Securities
99.5% of Net Assets (Cost $53,788)                                           $       74,464

Futures Contracts
In thousands
                                                      Contract  Unrealized
                                          Expiration  Value     Gain (Loss)
                                          ----------  --------  -----------
Long, 5 Russell 2000 Stock Index
contracts, $75,000 of U.S. Treasury Bills
pledged as initial margin                 3/00        $  1,275  $       27

Net payments (receipts) of variation
margin to date                                                          (3)

Variation margin receivable
(payable) on open futures contracts                                                       24


Other Assets Less Liabilities                                                            316

NET ASSETS                                                                   $        74,804
                                                                             ---------------
Net Assets Consist of:

Accumulated net realized gain/loss - net of distributions                    $        (2,432)
Net unrealized gain (loss)                                                            20,703
Paid-in-capital applicable to 5,300,583 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized                                                       56,533


NET ASSETS                                                                   $        74,804
                                                                             ---------------

NET ASSET VALUE PER SHARE                                                    $         14.11
                                                                             ---------------



   # Seven-day yield
   * Non-income producing
 ADR American Depository Receipt
REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------


-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands
                                                                           Year
                                                                          Ended
                                                                       12/31/99
Investment Income (Loss)
Income
  Dividend                                                       $           86
  Interest                                                                   74
  Total income                                                              160
Expenses
  Investment management                                                     292
  Shareholder servicing                                                     261
  Custody and accounting                                                    101
  Prospectus and shareholder reports                                         62
  Registration                                                               19
  Legal and audit                                                            13
  Directors                                                                   6
  Miscellaneous                                                               4
  Total expenses                                                            758
Net investment income (loss)                                               (598)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                                    4,762
Change in net unrealized gain or loss
  Securities                                                             10,745
  Futures                                                                    27
  Change in net unrealized gain or loss                                  10,772
Net realized and unrealized gain (loss)                                  15,534

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                           $       14,936
                                                                 --------------




The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------


----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands
                                                                Year
                                                               Ended
                                                            12/31/99    12/31/98
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                             $   (598)   $   (585)
  Net realized gain (loss)                                    4,762      (7,194)
  Change in net unrealized gain or loss                      10,772       9,852
  Increase (decrease) in net assets from operations          14,936       2,073

Distributions to shareholders
  Net realized gain                                               -        (191)

Capital share transactions *
  Shares sold                                                16,751      35,966
  Distributions reinvested                                        -         190
  Shares redeemed                                           (27,343)    (39,729)
  Redemption fees received                                       16          64
  Increase (decrease) in net assets from capital
  share transactions                                        (10,576)     (3,509)

Net Assets
Increase (decrease) during period                             4,360      (1,627)
Beginning of period                                          70,444      72,071

End of period                                              $ 74,804    $ 70,444
                                                           --------------------
* Share information
   Shares sold                                                1,477       3,404
   Distributions reinvested                                       -          19
   Shares redeemed                                           (2,553)     (3,779)
   Increase (decrease) in shares outstanding                 (1,076)       (356)



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------
                                                               December 31, 1999

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1997.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------



NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Futures Contracts At December 31, 1999, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $29,762,000 and $43,626,000, respectively, for the year ended December 31, 1999.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund utilized capital loss carryforwards of $3,298,000 in 1999. As of December 31, 1999, the fund has capital loss carryforwards for federal income tax purposes of $2,345,000, all of which expires in 2006. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------
Undistributed net investment income                                 $ 598,000
Undistributed net realized gain                                        (4,000)
Paid-in-capital                                                      (594,000)

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------



At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $53,788,000. Net unrealized gain aggregated $20,676,000 at period-end, of which $24,659,000 related to appreciated investments and $3,983,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $41,000 was payable at December 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through December 31, 2000, which would cause the fund's ratio of total expenses to average net assets to exceed 1.25%. Thereafter, through December 31, 2002, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.25%. Pursuant to this agreement, $114,000 of management fees were not accrued by the fund for the year ended December 31, 1999. Additionally, $240,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through December 31, 2000.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------



party agreements totaling approximately $280,000 for the year ended December 31, 1999, of which $30,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1999, totaled $74,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------


---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with custodians and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP

Baltimore, Maryland
January 20, 2000

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------



INVESTMENT SERVICES AND INFORMATION


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.


ACCOUNT SERVICES

Checking Available on most fixed income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R)and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **


INVESTMENT INFORMATION

Combined Statement Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

 * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


** Based on a September 1999 survey for representative-assisted stock trades.
   Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS+

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For fund and account information or to conduct transactions, 24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement plan participants:
The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th  Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


[LOGO OF T. ROWE PRICE]


T. Rowe Price Investment Services, Inc., Distributor.          F20-050  12/31/99